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                                                                    EXHIBIT 23.3

                   CONSENT OF TOWNSEND AND TOWNSEND AND CREW

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-1) and the related Prospectus of Geron Corporation for the registration of shares of its Common Stock.

                                     TOWNSEND AND TOWNSEND AND CREW


                                     /s/  TOWNSEND AND TOWNSEND AND CREW


Palo Alto, California

July 25, 1996